Supplement to the
Fidelity® SAI Total Bond Fund
October 29, 2022
Prospectus

Michael Weaver no longer serves as a Co-Portfolio Manager of the fund.

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2023.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison is Co-Portfolio Manager of the fund, which he has managed since 2023.  He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

STB-PSTK-0623-100 1.9910131.100	June 7, 2023